UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2022

HOLLY ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood, Suite 1300

Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Limited Partner Units	HEP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On March 14, 2022, pursuant to that certain Contribution Agreement, dated as of August 2, 2021, by and among Holly Energy Partners, L.P. (“HEP”), The Sinclair Companies (now known as REH Company), and Sinclair Transportation Company (“STC”), HEP completed the previously announced acquisition of all of the outstanding equity interests in STC in exchange for 21 million newly issued common limited partner units of HEP.

In addition, on March 16, 2022, HEP filed an amendment to its Current Report on Form 8-K dated March 14, 2022, that, among other things, included:

•

the audited consolidated financial statements of STC and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of income, changes of stockholder’s equity, and cash flows for the years ended December 31, 2021 and 2020; and

•	the unaudited pro forma condensed combined financial information of HEP as of and for the year ended December 31, 2021, and the notes related thereto.

Item 8.01	Other Information.

This Current Report on Form 8-K includes the unaudited pro forma condensed combined financial information of HEP for the three months ended March 31, 2022, and the notes related thereto, which are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	The unaudited pro forma condensed combined financial information of HEP for the three months ended March 31, 2022, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P., its General Partner

By:	Holly Logistic Services, L.L.C., its General Partner

By:	/s/ John Harrison
John Harrison
Senior Vice President, Chief Financial Officer and Treasurer

Date: May 23, 2022